FAIR VALUE MEASUREMENTS - The Group's financial assets and liabilities measured at fair value on a recurring basis (Details) - Fair Value, Measurements, Recurring [Member] $ in Thousands	Jun. 30, 2020 USD ($)
Financial liabilities related to foreign currency derivative hedging contracts	$ (1,776)
Total financial net assets (liabilities)	(1,776)
Fair Value, Inputs, Level 2 [Member]
Financial liabilities related to foreign currency derivative hedging contracts	(1,776)
Total financial net assets (liabilities)	(1,776)
Fair Value, Inputs, Level 3 [Member]
Financial liabilities related to foreign currency derivative hedging contracts	0
Total financial net assets (liabilities)	$ 0